AMENDMENT NO. 4 TO MANUFACTURING AND COMMERCIAL SUPPLY AGREEMENT This Amendment No. 4 to Manufacturing and Commercial Supply Agreement (“Amendment No. 4”) is dated as of September 15, 2022 (the “Amendment No. 4 Effective Date”) and is entered into between Patheon Austria GmbH & Co KG, with its principal offices located at St. Peter Strasse 25, A-4020 Linz, Austria (“Patheon”), and Tricida, Inc., a Delaware corporation, with its principal offices located at 7000 Shoreline Court, Suite 201, South San Francisco, CA 94080 (“Tricida”), in order to amend the Manufacturing and Commercial Supply Agreement between the parties dated as of October 4, 2019, as amended by Amendment No. 1 dated March 30, 2021, Amendment No. 2 dated August 26, 2021, and Amendment No. 3 dated July 1, 2022 (collectively, the “Agreement”). Each of Patheon and Tricida are sometimes referred to herein as “Party” or “Parties”. WHEREAS, consistent with the terms of Section 4 of Amendment No. 3, the Parties have reached agreement on work and wish to set forth the terms herein. NOW, THEREFORE, the Parties hereby agree as follows: 1. . The Parties will work on a incorporating an i during the , and subject to the following conditions: a. The remaining window (as set forth in Section 2 below) shall be used for the of the . If the . A . Both Parties commit to an of the in accordance with applicable industry standards ( ). b. The will be discussed between the technical teams in good faith to ensure compliance with cGMPs and relevant regulations, but will ultimately be determined by Tricida. c. The is attached hereto as Appendix 1. The shall be subject to ; the technical teams shall discuss in good faith and will ultimately be determined by Tricida. In the event that , the technical teams will discuss in good faith a and the JSC will meet and discuss in good faith . d. In order to , up to , at Tricida’s determination. will be discussed between the technical teams in good faith but will ultimately be determined by Tricida.

Page 2 of 4 Tricida – Patheon – Amendment 4 to Manufacturing and Commercial Supply Agreement 2. . The described in Section 3(c) of Amendment No. 3 is currently f , however Patheon will apply reasonable efforts to . The execution of this Amendment No. 4 will be used for as described in Section 1 above. 3. . Tricida will pay Patheon a total of s as described in Section 1 above at the following Tricida will pay a of to Patheon for , upon receipt of appropriate documentation. 4. . The terms of Amendment No. 3 shall remain unchanged. This includes, for the avoidance of doubt, that Tricida will pay at the . will be used for . delivered that meets the Product Warranty during the will be as set forth in Amendment No. 3 and will be made . The to Patheon for the . Following the , to the extent that Patheon under the CSA and Amendment No. 3 and under Amendment 3 ( ). 5. Miscellaneous. All capitalized terms used herein that are not otherwise defined shall have the meaning given to them in the Agreement. All references to Sections and Exhibits shall refer to Sections and Exhibit to the Agreement unless otherwise specifically stated. Except as expressly amended above, all the terms and conditions of the Agreement remain unchanged and in full force and effect. The Agreement, as amended by this Amendment No. 4, contains the entire understanding of the Parties with respect to the subject matter hereof. This Amendment No. 4 may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same agreement. No modification, amendment, or waiver of this Amendment No. 4 will be effective unless in writing and executed and delivered by the Parties.

Page 3 of 4 Tricida – Patheon – Amendment 4 to Manufacturing and Commercial Supply Agreement IN WITNESS THEREOF, the Parties have entered into this Amendment No. 4 as of the Amendment No. 4 Effective Date. PATHEON AUSTRIA GMBH & CO KG TRICIDA, INC. By: /s/ Michael Stanek_____________ By: /s/ Gerrit Klaerner_____________ Name: Michael Stanek_____________ Name: Gerrit Klaerner_____________ Title: VP & GM API Global__________ Title: CEO______________________ By: /s/ Klaus Hilber________________ Legal Review: __________________ Name: Klaus Hilber________________ Finance Review: ________________ Title: VP & Global Lead Counsel DSD

Page 4 of 4 Tricida – Patheon – Amendment 4 to Manufacturing and Commercial Supply Agreement APPENDIX 1